Short-Term Loan	12 Months Ended
Dec. 31, 2022
Short Term Loan [Abstract]
SHORT-TERM LOAN

Note 7:- SHORT-TERM LOAN

On August 16, 2021, the Company and its wholly-owned U.S. subsidiary, Arbe Robotics US, Inc., entered into a debenture agreement with Scintilla Fund L.P. (“Scintilla”) pursuant to which the Company had the right to borrow up to $10,000.

In August 2021, the Company borrowed $5,000. The Company had the right to borrow an additional $5,000 within 90 days from the initial disbursement but did not exercise this right. The loan bore interest at 10% per annum and matured on July 1, 2022. The Company paid a $250 facility arrangement fee at the initial closing and was obligated to pay a fee equal to 4% of the amount borrowed when the loan is repaid. On June 30, 2022, the loan was paid and a fee of $ 200 was paid.